Exhibit 15.6
CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

GE21 Consultoria Mineral ("GE21"), in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the "2022 20-F"):

a) certify that we have supervised and validated the preparation of the mineral reserves and mineral resources of Andrade iron ore mine;

b) consent to the use of and references to our name, including our status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F mineral reserves and mineral resources of Andrade iron ore mine; and
c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

GE21 is responsible for authoring, and this consent pertains to, mineral reserves and mineral resources of Andrade iron ore mine. GE21 certifies that it has read the 2022 20-F and that it fairly and accurately represents the mineral reserves and mineral resources for each property for which we are responsible.

Dated: February 22, 2023

/s/ Porfirio Cabaleiro Rodriguez
Porfirio Cabaleiro Rodriguez
GE21 Director - Mining Engineer
FAIG #3708

  CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

GE21 Consultoria Mineral ("GE21"), in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2022 (the "2022 20-F"):

a) certify that we have supervised and validated the preparation of the mineral reserves and mineral resources of Serra Azul iron ore mine;

b) consent to the use of and references to our name, including our status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2022 20-F and mineral reserves and mineral resources of Serra Azul iron ore mines; and
c) consent to the incorporation by reference of the 2022 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333-256031 on Form F-3 (and any amendments or supplements thereto).

GE21 is responsible for authoring, and this consent pertains to, mineral reserves and mineral resources of Serra Azul iron ore mine. GE21 certifies that it has read the 2022 20-F and that it fairly and accurately represents the mineral reserves and mineral resources for each property for which we are responsible.

Dated: February 22, 2023

/s/ Porfirio Cabaleiro Rodriguez
Porfirio Cabaleiro Rodriguez
GE21 Director - Mining Engineer
FAIG #3708